UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06044

Morgan Stanley European Equity Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212 - 296-0289

Date of fiscal year end:	October 31, 2013

Date of reporting period:	October 31, 2013

Item 1 - Report to Shareholders

Directors

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

John H. Gernon
President and Principal Executive Officer

Mary Ann Picciotto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Adviser

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited.
25 Cabot Square, Canary Wharf
London, E14 4QA, England

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its directors. It is available, without charge, by calling (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Please read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

© 2013 Morgan Stanley

EUGANN
772542 EXP 12.31.14

INVESTMENT MANAGEMENT

Morgan Stanley
European Equity
Fund Inc.

Annual Report

October 31, 2013

Morgan Stanley European Equity Fund Inc.

Table of Contents

Welcome Shareholder	3
Fund Report	4
Performance Summary	8
Expense Example	10
Investment Advisory Agreement Approval	12
Portfolio of Investments	15
Statement of Assets and Liabilities	18
Statement of Operations	19
Statements of Changes in Net Assets	21
Notes to Financial Statements	22
Financial Highlights	38
Report of Independent Registered Public Accounting Firm	42
Results of Special Shareholder Meeting	43
U.S. Privacy Policy	44
Director and Officer Information	49

Welcome Shareholder,

We are pleased to provide this annual report, in which you will learn how your investment in Morgan Stanley European Equity Fund Inc. performed during the latest twelve-month period. It includes an overview of the market conditions and discusses some of the factors that affected performance during the reporting period. In addition, the report contains financial statements and a list of portfolio holdings.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report (unaudited)

For the year ended October 31, 2013

Total Return for the 12 Months Ended October 31, 2013
Class A	Class B	Class L (formerly Class C)	Class I	Morgan Stanley Capital International (MSCI) Europe Index[1]	Lipper European Region Funds Index[2]
27.15%	27.15%	26.47%	27.56%	27.70%	31.58%

The performance of the Fund's four share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Because Class B shares incurred lower expenses under the 12b-1 fee Plan than did Class A shares for the 12 months ended October 31, 2013, the total operating expense ratio for Class B shares was lower and, as a result, the performance of Class B shares was equal to that of the Class A shares. There can be no assurance that this will continue to occur in the future as the maximum fees payable by Class B shares under the 12b-1 Plan are higher than those payable by Class A shares.

The Fund's Distributor has agreed to reduce the 12b-1 fee on Class B shares of the Fund to the extent it exceeds 0.24% of the average daily net assets of such shares on an annualized basis. This waiver will continue for at least one year or until such time that the Fund's Board of Directors acts to discontinue all or a portion of such waiver when it deems that such action is appropriate.

Market Conditions

The 12-month period ended October 31, 2013 saw strong appreciation in European equities. Interventions from major central banks — including the U.S. Federal Reserve (Fed), Bank of Japan, Bank of England and European Central bank — bolstered investor confidence that accommodative policies would continue to be supportive of equity prices. Early in 2013, concerns about the Cyprus bailout and an uncertain outcome in Italy's elections caused volatility in European equity markets, particularly as economic data and corporate earnings were lackluster. Some signs of economic recovery emerged in the second quarter of 2013 and in August Europe officially came out of recession. A positive gross domestic product (GDP) growth reading and stronger manufacturing data in the third quarter propelled equities to solid gains. In October, some data disappointed and concerns about deflationary risk rose. But fiscal austerity in the peripheral countries began to ease, enabling the potential for growth. As the period ended, the outlook for European recovery generally stayed positive.

Performance Analysis

All share classes of Morgan Stanley European Equity Fund Inc. underperformed the Morgan Stanley Capital International (MSCI) Europe Index (the "Index") and the Lipper European Region Funds Index for the 12 months ended October 31, 2013, assuming no deduction of applicable sales charges. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained.

At a country level, the main detractors from performance included both stock selection and overweight allocation to the U.K. and stock selection in Belgium. Relative weakness was partially offset by relative gains from stock selection in France, Germany, the Netherlands and Spain. In addition, our underweight allocation to Norway positively contributed to the overall performance.

By industry, stock selection and overweight allocation to energy, along with an underweight allocation to technology, hampered relative performance. However, the Fund benefited from stock selection and an overweight allocation to banks, along with stock selection in pharmaceuticals and in software and services. Also adding to relative gains were underweight allocations to utilities and materials, and overweight allocations to insurance and to automobiles and components.

Looking at individual holdings, the primary underperformers were energy companies, including a U.K. oil driller, a U.K. gas exploration firm and an Anglo-Dutch oil company. A position in a Belgium-based materials company also detracted as commodity prices for certain metals fell during the period. Finally, exposure to a U.K. tobacco company was disadvantageous as the company has high exposure to peripheral European countries where tobacco consumption has declined in recent years. Holdings that aided performance included a number of financials stocks. Several positions in insurance companies with healthy balance sheets, strong free cash flow and high dividends performed well, as did positions in some retail banks, which were volatile but outperformed the Index during the period.

Toward the end of the period, global macro momentum appeared to stall and eurozone manufacturing and business sentiment metrics stabilized. Furthermore, third quarter corporate earnings results were mixed, with earnings revisions still negative. While the hurdle rate for the third quarter was very low, the fourth quarter's is much higher. Equity valuations have been moving higher over the past 12 months, and are less attractive than they were a year ago. For the equity market to progress further, conditions need to become "good," as the "less bad" part of the recovery is already well priced.

Nonetheless, we believe that a fairly constructive outlook on the global economy and markets will continue to materialize. The acceleration of growth in the advanced economies, stabilization in the emerging economies and continuing accommodation by the global central bank remain firmly in place.

We believe that European recovery is possible. European equities are trading on depressed earnings and very low return on equity, offering a scope for rebound in profitability. The negative effect of federal budget cuts should wane, which should help the recovery in the U.S. We continue to see an asset allocation shift from fixed income into equities, as equity valuations relative to other asset classes remain attractive.

Our investment approach remains the same. We continue to seek what we believe are high-quality companies with high earnings visibility and predictability, stable and strong cash flow, and low levels of debt that are trading at attractive valuations.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP 10 HOLDINGS as of 10/31/13
Nestle SA (Registered)	4.4%
Roche Holding AG (Genusschein)	4.0
Novartis AG (Registered)	3.8
Vodafone Group PLC	3.7
HSBC Holdings PLC	3.7
Siemens AG (Registered)	3.0
BP PLC	2.9
GlaxoSmithKline PLC	2.9
Royal Dutch Shell PLC Class A	2.8
Daimler AG (Registered)	2.7
TOP FIVE COUNTRIES as of 10/31/13
United Kingdom	39.1%
France	17.5
Switzerland	14.4
Germany	14.1
Spain	4.2

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Top 10 holdings and top five countries are as a percentage of net assets.

Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 80 percent of its assets in equity securities issued by issuers located in European countries. European countries are defined as countries included in the Morgan Stanley Capital International (MSCI) Europe Index (the "MSCI Europe Index"). A company is considered to be located in Europe if (i) it is organized under the laws of a European country and has a principal office in a European country; (ii) it derives at least 50 percent of its total revenues from businesses in Europe; or (iii) its equity securities are traded principally on a stock exchange in Europe. The Fund may also invest in emerging market or developing countries.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site,

http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 548-7786 or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the SEC's web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Performance Summary (unaudited)

Performance of $10,000 Investment—Class A‡‡
Over 10 Years

‡‡  The Fund previously disclosed the performance of Class B shares. However, Class B shares are closed to new investments. The graph now shows Class A shares which remain open to new investments.

Average Annual Total Returns—Period Ended October 31, 2013 (unaudited)
Symbol	Class A Shares* (since 07/28/97) EUGAX		Class B Shares** (since 06/01/90) EUGBX		Class L Shares† (since 07/28/97) EUGCX		Class I Shares†† (since 07/28/97) EUGDX
1 Year	27.15 20.44[4]	%[3]	27.15 22.15[4]	%[3]	26.47 26.47[4]	%[3]	27.56 —%[3]
5 Years	11.71[3] 10.52[4]		11.72[3] 11.46[4]		10.92[3] 10.92[4]		12.01[3] —
10 Years	7.35[3] 6.77[4]		7.40[3] 7.40[4]		6.56[3] 6.56[4]		7.62[3] —
Since Inception	5.60[3] 5.25[4]		7.86[3] 7.86[4]		4.82[3] 4.82[4]		5.92[3] —

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class L, and Class I, shares will vary due to differences in sales charges and expenses. See the Fund's current prospectus for complete details on fees and sales charges.

*  The maximum front-end sales charge for Class A is 5.25%.

**  The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. For periods greater than eight years, returns do not reflect conversion to Class A shares eight years after the end of the calendar month in which shares were purchased. The conversion feature is currently suspended because the total annual operating expense ratio of Class B is currently lower than that of Class A. See "Conversion Feature" for Class B shares in "Share Class Arrangements" of the Prospectus for more information. Class B shares are closed to new investments.

†  Effective February 25, 2013, Class C shares were renamed Class L shares. Class C shares held for less than one year were subject to a 1.0% CDSC. The CDSC on Class L shares was eliminated effective February 25, 2013.

††  Class I has no sales charge.

(1)  The Morgan Stanley Capital International (MSCI) Europe Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper European Region Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper European Region Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. The Fund was in the Lipper European Region Funds classification as of the date of this report.

(3)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(4)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

‡  Ending value assuming a complete redemption on October 31, 2013.

Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 05/01/13 – 10/31/13.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Example (unaudited) continued

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	05/01/13	10/31/13	05/01/13 – 10/31/13
Class A
Actual (13.13% return)	$1,000.00	$1,131.30	$8.11
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.59	$7.68
Class B
Actual (13.10% return)	$1,000.00	$1,131.00	$8.00
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.69	$7.58
Class L@@
Actual (12.85% return)	$1,000.00	$1,128.50	$10.73
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.12	$10.16
Class I@@@
Actual (13.28% return)	$1,000.00	$1,132.80	$6.56
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.06	$6.21

  @  Expenses are equal to the Fund's annualized expense ratios of 1.51%, 1.49%, 2.00% and 1.22% for Class A, Class B, Class L and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). If the Fund had borne all of its expenses, the annualized expense ratios would have been 1.56%, 1.54%, 2.09% and 1.35% for Class A, Class B, Class L and Class I shares, respectively.

  @@  Effective February 25, 2013, Class C shares were renamed to Class L Shares.

    The Fund's Distributor has agreed to reduce the 12b-1 fee on Class B shares of the Fund to the extent it exceeds 0.24% of the average daily net assets of such shares on an annualized basis. This waiver will continue for at least one year or until such time that the Fund's Board of Directors acts to discontinue all or a portion of such waiver when it deems that such action is appropriate.

  @@@  Effective June 26, 2013, Class W shares converted into Class I shares.

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser's expense. (The Investment Adviser, the Sub-Adviser and the Administrator together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2012, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps. The Board noted that the management fee was higher than its peer group average and the total expense ratio was higher but close to its peer group average. After discussion, the Board concluded that the Fund's (i) performance was acceptable; (ii) management fee was acceptable; and (iii) total expense ratio was competitive with its peer group average.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the

Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley European Equity Fund Inc.

Portfolio of Investments  ■  October 31, 2013

NUMBER OF SHARES		VALUE
	Common Stocks (98.4%)
	Belgium (1.4%)
	Chemicals
55,420	Umicore SA (a)	$2,643,785
	Finland (1.5%)
	Machinery
31,815	Kone Oyj, Class B (a)	2,805,632
	France (17.5%)
	Aerospace & Defense
41,372	European Aeronautic Defense and Space Co., N.V.	2,842,906
	Commercial Banks
65,539	BNP Paribas SA	4,853,271
224,355	Credit Agricole SA (b)	2,710,185
70,548	Societe Generale SA	4,005,791
		11,569,247
	Electrical Equipment
46,433	Schneider Electric SA	3,911,903
	Hotels, Restaurants & Leisure
70,256	Accor SA	3,149,302
	Insurance
196,675	AXA SA	4,913,450
	Media
93,005	SES SA	2,707,389
	Multi-Utilities
149,825	Suez Environnement Co.	2,615,026
	Total France	31,709,223
	Germany (14.1%)
	Automobiles
60,446	Daimler AG (Registered)	4,960,342
16,660	Volkswagen AG (Preference)	4,234,483
		9,194,825
	Health Care Providers & Services
20,541	Fresenius SE & Co., KGaA	2,669,865
	Industrial Conglomerates
42,806	Siemens AG (Registered)	5,473,724
NUMBER OF SHARES		VALUE
	Insurance
16,168	Muenchener Rueckversicherungs AG (Registered)	$3,378,427
	Pharmaceuticals
39,329	Bayer AG (Registered)	4,888,137
	Total Germany	25,604,978
	Netherlands (1.9%)
	Media
167,822	Reed Elsevier N.V.	3,380,306
	Portugal (1.3%)
	Oil, Gas & Consumable Fuels
137,972	Galp Energia SGPS SA	2,337,896
	Spain (4.2%)
	Commercial Banks
342,574	Banco Bilbao Vizcaya Argentaria SA	4,013,603
	Information Technology Services
95,658	Amadeus IT Holding SA, Class A	3,552,207
	Total Spain	7,565,810
	Sweden (3.0%)
	Household Products
105,486	Svenska Cellulosa AB SCA, Class B	2,995,258
	Wireless Telecommunication Services
27,779	Millicom International Cellular SA SDR (a)	2,561,393
	Total Sweden	5,556,651
	Switzerland (14.4%)
	Food Products
111,590	Nestle SA (Registered)	8,055,485
	Insurance
13,508	Zurich Insurance Group AG (b)	3,735,226

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Portfolio of Investments  ■  October 31, 2013 continued

NUMBER OF SHARES		VALUE
	Pharmaceuticals
89,571	Novartis AG (Registered)	$6,954,623
26,436	Roche Holding AG (Genusschein)	7,318,811
		14,273,434
	Total Switzerland	26,064,145
	United Kingdom (39.1%)
	Aerospace & Defense
201,189	Rolls-Royce Holdings PLC (b)	3,709,742
17,488,702	Rolls-Royce Holdings PLC (Preference) (b)(c)	28,042
		3,737,784
	Commercial Banks
1,038,455	Barclays PLC	4,389,093
608,832	HSBC Holdings PLC	6,658,665
		11,047,758
	Household Products
54,573	Reckitt Benckiser Group PLC	4,242,112
	Insurance
224,801	Prudential PLC	4,610,101
	Media
153,239	British Sky Broadcasting Group PLC	2,303,468
	Metals & Mining
649,267	Glencore Xstrata PLC (b)	3,539,516
	Oil, Gas & Consumable Fuels
203,334	BG Group PLC	4,151,936
688,914	BP PLC	5,331,924
151,595	Royal Dutch Shell PLC, Class A	5,047,293
165,779	Tullow Oil PLC	2,505,258
		17,036,411
	Pharmaceuticals
201,287	GlaxoSmithKline PLC	5,304,289
	Professional Services
181,271	Experian PLC	3,691,252
	Tobacco
87,004	British American Tobacco PLC	4,793,294
101,937	Imperial Tobacco Group PLC	3,806,650
		8,599,944
NUMBER OF SHARES		VALUE
	Wireless Telecommunication Services
1,888,011	Vodafone Group PLC	$6,796,143
	Total United Kingdom	70,908,778
	Total Common Stocks (Cost $131,118,074)	178,577,204
NUMBER OF SHARES (000)
	Short-Term Investments (4.9%)
	Securities held as Collateral on Loaned Securities (4.4%)
	Investment Company (3.5%)
6,437	Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class (See Note 6) (Cost $6,437,409)	6,437,409
PRINCIPAL AMOUNT (000)
	Repurchase Agreement (0.9%)
$1,559	Barclays Capital, Inc. (0.09%, dated 10/31/13, due 11/01/13; proceeds $1,558,864; fully collateralized by U.S. Government Agencies; Zero Coupon – 0.88% due 02/20/14 – 01/31/17; valued at $1,590,039) (Cost $1,558,860)	1,558,860
	Total Securities held as Collateral on Loaned Securities (Cost $7,996,269)	7,996,269

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Portfolio of Investments  ■  October 31, 2013 continued

NUMBER OF SHARES (000)		VALUE
	Investment Company (0.5%)
821	Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class (See Note 6) (Cost $821,325)	$821,325
	Total Short-Term Investments (Cost $8,817,594)	8,817,594
Total Investments (Cost $139,935,668)	103.3%	187,394,798
Liabilities in Excess of Other Assets	(3.3)	(5,993,243)
Net Assets	100.0%	$181,401,555

  SDR  Swedish Depositary Receipt.

  (a)  All or a portion of this security was on loan at October 31, 2013.

  (b)  Non-income producing security.

  (c)  At October 31, 2013, the Fund held fair valued securities valued at $28,042, representing 0.0% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

Summary of Investments

INDUSTRY	VALUE		PERCENT OF TOTAL INVESTMENTS
Commercial Banks	$26,630,608		14.8%
Pharmaceuticals	24,465,860		13.6
Oil, Gas & Consumable Fuels	19,374,307		10.8
Insurance	16,637,204		9.3
Wireless Telecommunication Services	9,357,536		5.2
Automobiles	9,194,825		5.1
Tobacco	8,599,944		4.8
Media	8,391,163		4.7
Food Products	8,055,485		4.5
Household Products	7,237,370		4.0
Aerospace & Defense	6,580,690		3.7
Industrial Conglomerates	5,473,724		3.0
Electrical Equipment	3,911,903		2.2
Professional Services	3,691,252		2.0
Information Technology Services	3,552,207		2.0
Metals & Mining	3,539,516		2.0
Hotels, Restaurants & Leisure	3,149,302		1.7
Machinery	2,805,632		1.6
Health Care Providers & Services	2,669,865		1.5
Chemicals	2,643,785		1.5
Multi-Utilities	2,615,026		1.5
Investment Company	821,325		0.5
	$179,398,529	++	100.0%

  ++  Does not reflect the value of securities held as collateral on loaned securities.

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Financial Statements

Statement of Assets and Liabilities October 31, 2013

Assets:
Investments in securities, at value (cost $132,676,934) (including $7,566,552 for securities loaned)	$180,136,064
Investment in affiliate, at value (cost $7,258,734)	7,258,734
Total investments in securities, at value (cost $139,935,668)	187,394,798
Cash	916
Receivable from Distributor	204,123
Receivable for:
Investments sold	1,920,072
Capital stock sold	257,632
Foreign withholding taxes reclaimed	154,795
Dividends	89,581
Dividends from affiliate	100
Prepaid expenses and other assets	6,209
Total Assets	190,028,226
Liabilities:
Collateral on securities loaned, at value	7,996,269
Payable for:
Distribution fee	144,888
Transfer agent fee	144,869
Capital stock redeemed	94,421
Advisory fee	91,549
Investments purchased	21,104
Administration fee	12,062
Accrued expenses and other payables	121,509
Total Liabilities	8,626,671
Net Assets	$181,401,555
Composition of Net Assets:
Paid-in-capital	$167,707,123
Net unrealized appreciation	47,453,677
Accumulated undistributed net investment income	2,872,015
Accumulated net realized loss	(36,631,260)
Net Assets	$181,401,555
Class A Shares:
Net Assets	$7,373,050
Shares Outstanding (500,000,000 shares authorized, $0.01 par value)	375,140
Net Asset Value Per Share	$19.65
Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$20.74
Class B Shares:
Net Assets	$169,404,341
Shares Outstanding (500,000,000 shares authorized, $0.01 par value)	9,041,989
Net Asset Value Per Share	$18.74
Class L Shares:*
Net Assets	$3,686,796
Shares Outstanding (500,000,000 shares authorized, $0.01 par value)	196,214
Net Asset Value Per Share	$18.79
Class I Shares:
Net Assets	$937,368
Shares Outstanding (500,000,000 shares authorized, $0.01 par value)	45,974
Net Asset Value Per Share	$20.39

*  Effective February 25, 2013, Class C shares were renamed Class L shares.

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Financial Statements continued

Statement of Operations For the year ended October 31, 2013

Net Investment Income: Income
Dividends (net of $498,180 foreign withholding tax)	$5,360,092
Income from securities loaned - net	231,135
Dividends from affiliate (Note 6)	2,224
Total Income	5,593,451
Expenses
Advisory fee (Note 4)	1,463,008
Distribution fee (Class A shares) (Note 5)	15,282
Distribution fee (Class B shares) (Note 5)	382,045
Distribution fee (Class L shares) (Note 5)*	26,872
Distribution fee (Class R shares) (Note 5)**	85
Distribution fee (Class W shares) (Note 5)***	276
Transfer agent fees and expenses	234,522
Transfer agent fees and expenses (Class A shares)	643
Transfer agent fees and expenses (Class B shares)	6,076
Transfer agent fees and expenses (Class L shares)*	421
Transfer agent fees and expenses (Class I shares)	207
Administration fee (Note 4)	134,530
Professional fees	128,523
Shareholder reports and notices	76,525
Registration fees	76,470
Custodian fees	40,334
Sub transfer agent fees and expenses (Class A shares)	1,022
Sub transfer agent fees and expenses (Class B shares)	27,728
Sub transfer agent fees and expenses (Class L shares)*	941
Sub transfer agent fees and expenses (Class I shares)	36
Directors' fees and expenses	9,821
Other	37,548
Total Expenses	2,662,915
Less: waiver of Advisory fees (Note 4)	(24,083)
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(2,787)
Less: plan of distribution fee rebate (Class B shares) (Note 5)	(2,553)
Less: reimbursement of class specific expenses (Class A shares) (Note 4)	(762)
Less: reimbursement of class specific expenses (Class B shares) (Note 4)	(13,592)
Less: reimbursement of class specific expenses (Class L shares) (Note 4)*	(893)
Less: reimbursement of class specific expenses (Class I shares) (Note 4)	(243)
Net Expenses	2,618,002
Net Investment Income	2,975,449

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Financial Statements continued

Statement of Operations For the year ended October 31, 2013

Realized and Unrealized Gain (Loss): Realized Gain (Loss) on:
Investments	$7,547,708
Foreign currency forward exchange contracts	(17,088)
Foreign currency translation	(30,716)
Net Realized Gain	7,499,904
Change in Unrealized Appreciation (Depreciation) on:
Investments	30,276,704
Foreign currency forward exchange contracts	20,833
Foreign currency translation	6,769
Net Change in Unrealized Appreciation (Depreciation)	30,304,306
Net Gain	37,804,210
Net Increase	$40,779,659

*  Effective February 25, 2013, Class C shares were renamed Class L shares.

**  Class R shares were liquidated on January 11, 2013.

***  Effective June 26, 2013, Class W shares converted into Class I shares.

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR ENDED OCTOBER 31, 2013	FOR THE YEAR ENDED OCTOBER 31, 2012
Increase (Decrease) in Net Assets: Operations:
Net investment income	$2,975,449	$5,327,271
Net realized gain	7,499,904	312,740
Net change in unrealized appreciation (depreciation)	30,304,306	5,591,325
Net Increase	40,779,659	11,231,336
Dividends to Shareholders from Net Investment Income:
Class A shares	(128,694)	(133,638)
Class B shares	(3,628,092)	(3,813,224)
Class L shares*	(48,526)	(43,221)
Class I shares	(23,577)	(18,653)
Class R shares**	(1,722)	(1,509)
Class W shares***	(2,742)	(1,675)
Total Dividends	(3,833,353)	(4,011,920)
Net decrease from capital stock transactions	(19,038,126)	(38,686,864)
Net Increase (Decrease)	17,908,180	(31,467,448)
Net Assets:
Beginning of period	163,493,375	194,960,823
End of Period (Including accumulated undistributed net investment income of $2,872,015 and $3,777,753, respectively)	$181,401,555	$163,493,375

*  Effective February 25, 2013, Class C shares were renamed Class L shares.

**  Class R shares were liquidated on January 11, 2013.

***  Effective June 26, 2013, Class W shares converted into Class I shares.

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Notes to Financial Statements  ■  October 31, 2013

1. Organization and Accounting Policies

Morgan Stanley European Equity Fund Inc. (the "Fund"), is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to maximize the capital appreciation of its investments. The Fund was incorporated in Maryland on February 13, 1990 and commenced operations on June 1, 1990. On July 28, 1997, the Fund converted to a multiple class share structure and on March 31, 2008, commenced offering of Class R and Class W shares. Class R shares were liquidated on January 11, 2013 and on February 25, 2013, Class C shares were renamed Class L shares.

On June 24, 2013, Class W stockholders of the Fund approved an amendment to the Fund's corporate charter and a plan of reclassification (the "Plan") for the Fund, pursuant to which Class W shares would be reclassified as Class I shares (the "Reclassification"). Upon the Reclassification, each Class W stockholder owns Class I shares having an aggregate value equal to the aggregate value of Class W shares held by that Class W stockholder.

The Fund offers Class A shares, Class B shares, Class L shares, and Class I shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months and six years, respectively. Class L shares and Class I shares are not subject to a sales charge. Additionally, Class A shares, Class B shares, and Class L shares incur distribution expenses.

The Fund will assess a 2% redemption fee, on Class A shares, Class B shares, Class L shares and Class I shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked prices. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited (the "Sub-Adviser"), each a wholly

Morgan Stanley European Equity Fund Inc.

Notes to Financial Statements  ■  October 31, 2013 continued

owned subsidiary of Morgan Stanley, determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"); Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) certain portfolio securities may be valued by an outside pricing service approved by the Directors; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser; and (7) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches

Morgan Stanley European Equity Fund Inc.

Notes to Financial Statements  ■  October 31, 2013 continued

including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Multiple Class Allocations — Investment income, realized and unrealized gain (loss), and non-class specific expenses are allocated daily based upon the proportion of net assets of each class. Class specific expenses are borne by the respective share classes and include Distribution, Transfer Agent and Sub Transfer Agent fees.

D. Foreign Currency Translation and Foreign Investments — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

— investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

— investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the

Morgan Stanley European Equity Fund Inc.

Notes to Financial Statements  ■  October 31, 2013 continued

Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

E. Securities Lending — The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund receives cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in high-quality short-term investments. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent.

The value of loaned securities and related collateral outstanding, as presented on the Statement of Assets and Liabilities at October 31, 2013 were $7,566,552 and $7,996,269, respectively. The Fund received cash collateral of which $7,996,269 was subsequently invested in a Repurchase Agreement and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

F. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

G. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

H. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Morgan Stanley European Equity Fund Inc.

Notes to Financial Statements  ■  October 31, 2013 continued

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Morgan Stanley European Equity Fund Inc.

Notes to Financial Statements  ■  October 31, 2013 continued

The following is a summary of the inputs used to value the Fund's investments as of October 31, 2013.

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
Assets:
Common Stocks
Aerospace & Defense	$6,552,648	$—	$28,042	$6,580,690
Automobiles	9,194,825	—	—	9,194,825
Chemicals	2,643,785	—	—	2,643,785
Commercial Banks	26,630,608	—	—	26,630,608
Electrical Equipment	3,911,903	—	—	3,911,903
Food Products	8,055,485	—	—	8,055,485
Health Care Providers & Services	2,669,865	—	—	2,669,865
Hotels, Restaurants & Leisure	3,149,302	—	—	3,149,302
Household Products	7,237,370	—	—	7,237,370
Industrial Conglomerates	5,473,724	—	—	5,473,724
Information Technology Services	3,552,207	—	—	3,552,207
Insurance	16,637,204	—	—	16,637,204
Machinery	2,805,632	—	—	2,805,632
Media	8,391,163	—	—	8,391,163
Metals & Mining	3,539,516	—	—	3,539,516
Multi-Utilities	2,615,026	—	—	2,615,026
Oil, Gas & Consumable Fuels	19,374,307	—	—	19,374,307
Pharmaceuticals	24,465,860	—	—	24,465,860
Professional Services	3,691,252	—	—	3,691,252
Tobacco	8,599,944	—	—	8,599,944
Wireless Telecommunication Services	9,357,536	—	—	9,357,536
Total Common Stocks	178,549,162	—	28,042	178,577,204
Short-Term Investments
Investment Company	7,258,734	—	—	7,258,734
Repurchase Agreement	—	1,558,860	—	1,558,860
Total Short-Term Investments	7,258,734	1,558,860	—	8,817,594
Total Assets	$185,807,896	$1,558,860	$28,042	$187,394,798

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of October 31, 2013, the Fund did not have any investments transfer between investment levels.

Morgan Stanley European Equity Fund Inc.

Notes to Financial Statements  ■  October 31, 2013 continued

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

COMMON STOCK
Beginning Balance	$—
Purchases	28,389
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Change in unrealized appreciation/depreciation	(347)
Realized gains (losses)	—
Ending Balance	$28,042
Net change in unrealized appreciation/depreciation from investments still held as of October 31, 2013.	$(347)

3. Derivatives

The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been

Morgan Stanley European Equity Fund Inc.

Notes to Financial Statements  ■  October 31, 2013 continued

leveraged. Although the Adviser and/or Sub-Adviser seek to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts In connection with its investments in foreign securities, the Fund entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. There is additional risk that such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such currency contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed. At October 31, 2013, the Fund did not have any outstanding currency contracts.

FASB ASC 815, Derivatives and Hedging: Overall ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended October 31, 2013 in accordance with ASC 815.

AMOUNT OF REALIZED LOSS ON DERIVATIVE CONTRACTS

PRIMARY RISK EXPOSURE	FOREIGN CURRENCY FORWARD EXCHANGE
Foreign Currency Risk	$(17,088)

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Notes to Financial Statements  ■  October 31, 2013 continued

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS

PRIMARY RISK EXPOSURE	FOREIGN CURRENCY FORWARD EXCHANGE
Foreign Currency Risk	$20,833

4. Advisory/Administration and Sub-Advisory Agreements

Pursuant to an Investment Advisory Agreement with the Adviser, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.87% to the portion of the daily net assets not exceeding $500 million; 0.82% to the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.77% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.745% to the portion of the daily net assets exceeding $3 billion. For the year ended October 31, 2013, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.85% of the Fund's daily net assets.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Adviser and Sub-Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund's daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

Under the Sub-Advisory Agreement between the Adviser and the Sub-Adviser, the Sub-Adviser provides the Fund with advisory services, subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

Effective September 16, 2013, the Adviser and Administrator have agreed to reduce its advisory fee, its administration fee and/or reimburse the Fund so that total annual operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.60% for Class A, 1.59% for Class B, 2.10% for Class L and 1.25% for Class I. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or expense reimbursements when it deems such action is appropriate.

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Notes to Financial Statements  ■  October 31, 2013 continued

5. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distribution, Inc. (the "Distributor"), an affiliate of the Adviser, Administrator and Sub-Adviser. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 1.00% of the average daily net assets of Class B shares; and (iii) Class L — up to 0.75% of the average daily net assets of Class L shares.

The Directors approved an amendment to the Plan of Distribution reducing the distribution and shareholder services (12b-1) fee for the Fund's Class L shares from 1.00% to 0.75% of the average daily net assets of such Class, effective February 25, 2013.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Directors will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that there were no excess expenses at October 31, 2013.

The Fund's Distributor has agreed to reduce the 12b-1 fee on Class B shares of the Fund to the extent it exceeds 0.24% of the average daily net assets of such shares on an annualized basis. This waiver will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waiver when it deems that such action is appropriate. For the year ended October 31, 2013, the distribution fee was accrued for Class B at an annual rate of 0.24%.

At October 31, 2013, included in the Statement of Assets and Liabilities, is a receivable from the Fund's Distributor which represents payments due to be reimbursed to the Fund under the Plan. Because the Plan is what is referred to as a "reimbursement plan", the Distributor reimburses to the Fund any 12b-1 fees collected in excess of the actual distribution expenses incurred. This receivable represents this excess amount as of October 31, 2013.

In the case of Class A and Class L shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% and 0.75% of the average daily net assets of Class A and Class L shares, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the

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Notes to Financial Statements  ■  October 31, 2013 continued

year ended October 31, 2013, the distribution fee was accrued for Class A and Class L shares at the annual rate of 0.25% and 0.83%, respectively.

The Distributor has informed the Fund that for the year ended October 31, 2013, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares of $11,931, and received $13,883 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges, which are not an expense of the Fund.

6. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended October 31, 2013, aggregated $16,235,305 and $35,987,142, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended October 31, 2013, advisory fees paid were reduced by $2,787 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended October 31, 2013 is as follows:

VALUE OCTOBER 31, 2012	PURCHASES AT COST	SALES	DIVIDEND INCOME	VALUE OCTOBER 31, 2013
$3,874,500	$32,921,486	$29,537,252	$2,224	$7,258,734

For the year ended October 31, 2013, the Fund incurred brokerage commissions of $4,829 with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Sub-Adviser, Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of the Fund. Citigroup Inc. and its affiliated broker-dealers ceased to be affiliates of the Fund pursuant to Section 17 of the Act as of July 1, 2013.

Morgan Stanley Services Company Inc., an affiliate of the Adviser, Sub-Adviser, Administrator and Distributor, was the Fund's transfer agent. Effective July 1, 2013, the Directors approved changing the transfer agent to Boston Financial Data Services, Inc.

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Notes to Financial Statements  ■  October 31, 2013 continued

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Directors voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended October 31, 2013, included in "Directors' fees and expenses" in the Statement of Operations amounted to $4,809. At October 31, 2013, the Fund had an accrued pension liability of $58,819, which is included in "Accrued expenses and other payables" in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

7. Purposes of and Risks Relating to Certain Financial Instruments

At October 31, 2013, investments in securities of issuers in the United Kingdom and Switzerland represented 39.1%and 14.4%, respectively of the Fund's net assets. These investments, as well as other non-U.S. investments, which involve risks and considerations not present with respect to U.S. securities, may be affected by economic or political developments in these countries.

The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

At October 31, 2013, the Fund's cash balance consisted of interest bearing deposits with State Street, the Fund's Custodian.

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Notes to Financial Statements  ■  October 31, 2013 continued

8. Capital Stock

Transactions in capital stock were as follows:

	FOR THE YEAR ENDED OCTOBER 31, 2013		FOR THE YEAR ENDED OCTOBER 31, 2012
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	62,686	$1,150,969	19,141	$279,480
Reinvestment of dividends	7,511	121,670	9,137	127,272
Redeemed	(60,855)	(1,059,674)	(150,243)	(2,181,115)
Net increase (decrease) — Class A	9,342	212,965	(121,965)	(1,774,363)
CLASS B SHARES
Sold	14,457	247,671	30,406	425,087
Reinvestment of dividends	223,139	3,445,260	273,493	3,637,461
Redeemed	(1,374,164)	(22,381,690)	(2,866,786)	(40,486,027)
Net decrease — Class B	(1,136,568)	(18,688,759)	(2,562,887)	(36,423,479)
CLASS L SHARES*
Sold	10,966	197,020	610	8,581
Reinvestment of dividends	2,999	46,662	3,101	41,561
Redeemed	(22,168)	(368,226)	(47,571)	(673,908)
Net decrease — Class L	(8,203)	(124,544)	(43,860)	(623,766)
CLASS I SHARES
Sold	23,861	450,940	15,321	231,482
Reinvestment of dividends	1,406	23,577	1,294	18,653
Conversion from Class W	7,222	125,958	—	—
Redeemed	(47,475)	(850,986)	(7,521)	(116,325)
Net increase (decrease) — Class I	(14,986)	(250,511)	9,094	133,810
CLASS R SHARES***
Sold	7	111	73	1,100
Reinvestment of dividends	—	—	4	55
Redeemed	(5,530)	(91,980)	—	—
Net increase (decrease) — Class R	(5,523)	(91,869)	77	1,155
CLASS W SHARES**
Sold	1,856	30,012	180	2,500
Reinvestment of dividends and distributions	51	819	8	112
Conversion to Class I	(7,534)	(125,958)	—	—
Redeemed	(17)	(281)	(180)	(2,833)
Net increase (decrease) — Class W	(5,644)	(95,408)	8	(221)
Net decrease in Fund	(1,161,582)	$(19,038,126)	(2,719,533)	$(38,686,864)

*  Effective February 25, 2013, Class C shares were renamed Class L shares.

**  Effective June 26, 2013, Class W shares converted into Class I shares.

***  Class R shares were liquidated on January 11, 2013.

The Directors approved, effective February 25, 2013, the suspension of the continuous offering of Class B shares to new and existing shareholders.

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Notes to Financial Statements  ■  October 31, 2013 continued

9. Federal Income Tax Status

It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in ''Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended October 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 DISTRIBUTIONS PAID FROM: ORDINARY INCOME	2012 DISTRIBUTIONS PAID FROM: ORDINARY INCOME
$3,833,353	$4,011,920

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

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Notes to Financial Statements  ■  October 31, 2013 continued

Permanent differences, primarily due to foreign currency losses, resulted in the following reclassifications among the Fund's components of net assets at October 31, 2013:

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN-CAPITAL
$(47,834)	$47,834	—

At October 31, 2013, the components of distributable earnings for the Fund on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
$2,935,191	—

At October 31, 2013, the aggregate cost for federal income tax purposes is $141,162,423. The aggregate gross unrealized appreciation is $52,243,488 and the aggregate gross unrealized depreciation is $6,011,113 resulting in net unrealized appreciation of $46,232,375.

At October 31, 2013, the Fund had available for Federal income tax purposes capital loss carryforwards which will expire on the indicated dates:

AMOUNT	EXPIRATION
$24,362,737	October 31, 2017
11,041,771	October 31, 2018

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended October 31, 2013, the Fund utilized capital loss carryforwards for U.S. Federal income tax purposes of $7,136,753.

10. Accounting Pronouncements

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services — Investment Companies (Topic 946) — Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08") which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an

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Notes to Financial Statements  ■  October 31, 2013 continued

investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the Fund, management expects that the impact of the Fund's adoption will be limited to additional financial statement disclosures.

In January 2013, Accounting Standards Update 2013-01 ("ASU 2013-01"), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 ("ASU 2011-11"), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund's financial statements.

Morgan Stanley European Equity Fund Inc.

Financial Highlights

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

	FOR THE YEAR ENDED OCTOBER 31,
	2013		2012		2011		2010^		2009^
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$15.80		$15.03		$16.14		$14.85		$13.40
Income (loss) from investment operations:
Net investment income(1)	0.30		0.46		0.29		0.46		0.28
Net realized and unrealized gain (loss)	3.91		0.62		(1.12)		1.13		2.27
Total income (loss) from investment operations	4.21		1.08		(0.83)		1.59		2.55
Less dividends and distributions from:
Net investment Income	(0.36)		(0.31)		(0.28)		(0.30)		(0.37)
Net realized gain	—		—		—		—		(0.73)
Total dividends and distributions	(0.36)		(0.31)		(0.28)		(0.30)		(1.10)
Net asset value, end of period	$19.65		$15.80		$15.03		$16.14		$14.85
Total Return(2)	27.15%		7.43%		(5.24)%		10.84%		21.25%
Ratios to Average Net Assets:
Net expenses	1.56	%(4)(5)	1.58	%(3)(4)	1.49	%(3)(4)	1.51	%(3)(4)	1.53	%(3)(4)
Net investment income	1.72	%(4)(5)	3.11	%(3)(4)	1.80	%(3)(4)	1.46	%(3)(4)	2.25	%(3)(4)
Rebate from Morgan Stanley affiliate	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Supplemental Data:
Net assets, end of period, in thousands	$7,373		$5,778		$7,332		$10,191		$12,400
Portfolio turnover rate	10%		12%		11%		21%		27%

  ^  Beginning with the year ended October 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  If the Fund had borne all of its expenses that were waived by the Adviser and Administrator, the annualized expense and net investment income ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2013	1.59%	1.69%

  (6)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,
	2013		2012		2011		2010^		2009^
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$15.08		$14.37		$15.44		$14.22		$12.89
Income (loss) from investment operations:
Net investment income(1)	0.29		0.44		0.28		0.19		0.27
Net realized and unrealized gain (loss)	3.74		0.58		(1.06)		1.34		2.17
Total income (loss) from investment operations	4.03		1.02		(0.78)		1.53		2.44
Less dividends and distributions from:
Net investment income	(0.37)		(0.31)		(0.29)		(0.31)		(0.38)
Net realized gain	—		—		—		—		(0.73)
Total dividends and distributions	(0.37)		(0.31)		(0.29)		(0.31)		(1.11)
Net asset value, end of period	$18.74		$15.08		$14.37		$15.44		$14.22
Total Return(2)	27.15%		7.41%		(5.17)%		10.86%		21.22%
Ratios to Average Net Assets:
Net expenses	1.55	%(4)(5)	1.57	%(3)(4)(6)	1.48	%(3)(4)	1.50	%(3)(4)	1.52	%(3)(4)
Net investment income	1.78	%(4)(5)	3.12	%(3)(4)(6)	1.81	%(3)(4)	1.47	%(3)(4)	2.26	%(3)(4)
Rebate from Morgan Stanley affiliate	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Supplemental Data:
Net assets, end of period, in thousands	$169,404		$153,458		$183,093		$235	*	$262	*
Portfolio turnover rate	10%		12%		11%		21%		27%

  ^  Beginning with the year ended October 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

  *  Amount is in millions.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  If the Fund had borne all of its expenses that were waived by the Adviser, Administrator and Distributor, the annualized expense and net investment income ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2013	1.57%	1.76%

  (6)  If the Distributor had not rebated a portion of its fee to the Fund, the expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2012	1.58%	3.11%

  (7)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,
	2013		2012		2011		2010^		2009^
Class L Shares
Selected Per Share Data:
Net asset value, beginning of period	$15.09		$14.35		$15.40		$14.19		$12.75
Income (loss) from investment operations:
Net investment income(1)	0.19		0.34		0.16		0.17		0.18
Net realized and unrealized gain (loss)	3.75		0.58		(1.05)		1.24		2.17
Total income (loss) from investment operations	3.94		0.92		(0.89)		1.41		2.35
Less dividends and distributions from:
Net investment income	(0.24)		(0.18)		(0.16)		(0.20)		(0.18)
Net realized gain	—		—		—		—		(0.73)
Total dividends and distributions	(0.24)		(0.18)		(0.16)		(0.20)		(0.91)
Net asset value, end of period	$18.79		$15.09		$14.35		$15.40		$14.19
Total Return(2)	26.47%		6.56%		(5.86)%		9.96%		20.37%
Ratios to Average Net Assets:
Net expenses	2.13	%(4)(5)	2.33	%(3)(4)	2.24	%(3)(4)	2.26	%(3)(4)	2.28	%(3)(4)
Net investment income	1.18	%(4)(5)	2.36	%(3)(4)	1.05	%(3)(4)	0.71	%(3)(4)	1.50	%(3)(4)
Rebate from Morgan Stanley affiliate	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Supplemental Data:
Net assets, end of period, in thousands	$3,687		$3,084		$3,562		$4,702		$5,781
Portfolio turnover rate	10%		12%		11%		21%		27%

  ^  Beginning with the year ended October 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period. Effective February 25, 2013, Class C shares were renamed Class L shares. Class C shares held for less than one year were subject to a 1.0% contingent deferred sales charge. The contingent deferred sales charge on Class L shares was eliminated effective February 25, 2013.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  If the Fund had borne all of its expenses that were waived by the Adviser and Administrator, the annualized expense and net investment income ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2013	2.18%	1.13%

  (6)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,
	2013		2012		2011		2010^		2009^
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$16.37		$15.58		$16.72		$15.37		$13.86
Income (loss) from investment operations:
Net investment income(1)	0.40		0.52		0.35		0.25		0.31
Net realized and unrealized gain (loss)	4.02		0.63		(1.16)		1.44		2.37
Total income (loss) from investment operations	4.42		1.15		(0.81)		1.69		2.68
Less dividends and distributions from:
Net investment income	(0.40)		(0.36)		(0.33)		(0.34)		(0.44)
Net realized gain	—		—		—		—		(0.73)
Total dividends and distributions	(0.40)		(0.36)		(0.33)		(0.34)		(1.17)
Net asset value, end of period	$20.39		$16.37		$15.58		$16.72		$15.37
Total Return(2)	27.56%		7.67%		(4.98)%		11.11%		21.57%
Ratios to Average Net Assets:
Net expenses	1.31	%(4)(5)	1.33	%(3)(4)	1.24	%(3)(4)	1.26	%(3)(4)	1.28	%(3)(4)
Net investment income	2.23	%(4)(5)	3.36	%(3)(4)	2.05	%(3)(4)	1.71	%(3)(4)	2.50	%(3)(4)
Rebate from Morgan Stanley affiliate	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Supplemental Data:
Net assets, end of period, in thousands	$937		$998		$808		$872		$1,069
Portfolio turnover rate	10%		12%		11%		21%		27%

  ^  Beginning with the year ended October 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  If the Fund had borne all of its expenses that were waived by the Adviser and Administrator, the annualized expense and net investment income ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2013	1.36%	2.18%

  (6)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley European Equity Fund Inc.

We have audited the accompanying statement of assets and liabilities of Morgan Stanley European Equity Fund Inc. (the "Fund"), including the portfolio of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the two years ended October 31, 2010 were audited by another independent registered public accounting firm whose report, dated December 23, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley European Equity Fund Inc. at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 20, 2013

Morgan Stanley European Equity Fund Inc.

Results of Special Shareholder Meeting (unaudited)

On June 24, 2013, a Special Meeting of Shareholders of the Fund was held for Class W shareholders to approve an amendment to the Fund's corporate charter and a Plan of Reclassification for the Fund pursuant to which Class W shares will be reclassified as Class I shares. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote
5,260.665	0	0	0

Morgan Stanley European Equity Fund Inc.

U.S. Privacy Policy (unaudited)

An Important Notice Concerning Our U.S. Privacy Policy

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

Morgan Stanley European Equity Fund Inc.

U.S. Privacy Policy (unaudited) continued

1. What Personal Information Do We Collect From You?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

a. Information We Disclose to Affiliated Companies. We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

Morgan Stanley European Equity Fund Inc.

U.S. Privacy Policy (unaudited) continued

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4. How Can You Limit Our Sharing Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

Morgan Stanley European Equity Fund Inc.

U.S. Privacy Policy (unaudited) continued

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:
Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7. What if an affiliated company becomes a nonaffiliated third party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies,

Morgan Stanley European Equity Fund Inc.

U.S. Privacy Policy (unaudited) continued

your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT
The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA
The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Morgan Stanley European Equity Fund Inc.

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

101

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board.

Morgan Stanley European Equity Fund Inc.

Director and Officer Information (unaudited) continued

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael Bozic (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				104	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	101	Director of various non-profit organizations.

Morgan Stanley European Equity Fund Inc.

Director and Officer Information (unaudited) continued

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Dr. Manuel H. Johnson (64) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	103	Director of NVR, Inc. (home construction).
Joseph J. Kearns (71) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (and since August 1994); CFO of the J. Paul Getty Trust.	104	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley European Equity Fund Inc.

Director and Officer Information (unaudited) continued

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	101	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (77) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Close-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	103	None.

Morgan Stanley European Equity Fund Inc.

Director and Officer Information (unaudited) continued

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
W. Allen Reed (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	101	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (81) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	104	Trustee and Director of certain investment companies in the JPMorgan Fund complex.

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (65) One New York Plaza New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	102	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

  *  Each Director serves an indefinite term, until his or her successor is elected.

  **  The Fund Complex includes (as of December 31, 2012) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

  ***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Morgan Stanley European Equity Fund Inc.

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity, Fixed Income and AIP Funds	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex, Managing Director of the Adviser.
Mary Ann Picciotto (40) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (48) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (46) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

  *  Each Officer serves an indefinite term, until his or her successor is elected.

2013 Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended October 31, 2013. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of $3,114,843 as taxable at this lower rate.

During the taxable year ended October 31, 2013, the Fund intends to pass through foreign tax credits of $136,575, and has derived $5,987,986 of income from sources within foreign countries.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

(This page has been left blank intentionally.)

Item 2.  Code of Ethics.

(a)                                 The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                 The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)                                 Not applicable.

(3)                                 Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2013

	Registrant			Covered Entities(1)
Audit Fees		$32,278		N/A

Non-Audit Fees
Audit-Related Fees			$(2)		$(2)
Tax Fees		$3,765	(3)	$96,000	(4)
All Other Fees	$			$6,883,455	(5)
Total Non-Audit Fees		$3,765		$7,979,455

Total		$36,043		$7,979,455

2012

	Registrant			Covered Entities(1)
Audit Fees		$43,335		N/A

Non-Audit Fees
Audit-Related Fees			$(2)		$(2)
Tax Fees		$6,770	(3)	$201,000	(4)
All Other Fees	$			$854,099	(5)
Total Non-Audit Fees		$6,770		$1,055,099

Total		$50,150		$1,055,099

N/A- Not applicable, as not required by Item 4.

(1)   Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)  Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)  Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)   All other fees represent project management for future business applications and  improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)         The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley European Equity Fund, Inc.

/s/ John Gernon
John Gernon
Principal Executive Officer
December 19, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John Gernon
John Gernon
Principal Executive Officer
December 19, 2013

/s/ Francis Smith
Francis Smith
Principal Financial Officer
December 19, 2013